Exhibit 99.1

Golub Capital Partners TALF 2020-1, L.P. Report to: Golub Capital Partners TALF 2020-1, L.P. GC Investment Management LLC TALF II LLC and Federal Reserve Bank of New York 13 October 2020

Ernst & Young LLP Tel: +1 212 773 3000 5 Times Square Tel: +1 212 773 6350 New York, NY 10036-6530 ey.com

Report of Independent Accountants
on Applying Agreed-Upon Procedures

Golub Capital Partners TALF 2020-1, L.P.
c/o Ocorian Trust (Cayman) Limited
Clifton House, 75 Fort Street
P.O. Box 1350
Grand Cayman KY1-1108
Cayman Islands

GC Investment Management LLC
5326 Yacht Haven Grande
Unit 17, Bldg. K, Ste. 201
St Thomas, U.S. Virgin Islands 00802

TALF II LLC
Federal Reserve Bank of New York
33 Liberty Street
New York, New York 10045

Re:
Golub Capital Partners TALF 2020-1, L.P.’s Class A Senior Secured Floating Rate Notes (the “Class A Notes”), Class B Senior Secured Floating Rate Notes (the “Class B Notes”), Class C Secured Deferrable Floating Rate Notes (the “Class C Notes” and, collectively with the Class A Notes and the Class B Notes, the “Secured Notes”) and Subordinated Notes (the “Subordinated Notes” and, together with the Secured Notes, the "Notes")

We have performed the procedures enumerated in Attachment A, which were agreed to by the addressees listed above (collectively, the “Specified Parties”), related to the compliance of the Notes with certain eligibility criteria listed on the Term Asset-Backed Securities Loan Facility: Frequently Asked Questions Effective 1 September 20201 (the “TALF Eligibility Criteria”) required to be satisfied for certain Notes to be used as collateral for loans under the Federal Reserve’s Term Asset-Backed Securities Loan Facility (“TALF”). Golub Capital Partners TALF 2020-1, L.P. (the “Responsible Party”) is responsible for the compliance of the Notes with the TALF Eligibility Criteria. The Responsible Party is also responsible for the information contained in the Data Files (as defined in Attachment A), Source Documents (as defined in Attachment A), Exhibit 1 to Attachment A and the determination of the instructions, assumptions and methodologies that are described herein.

The sufficiency of these procedures is solely the responsibility of the Specified Parties. Consequently, we make no representation regarding the sufficiency of the procedures enumerated in Attachment A either for the purpose for which this report has been requested or for any other purpose.

1 Federal Reserve Bank of New York. < https://www.newyorkfed.org/markets/term-asset-backed-securities-loan-facility/term-asset-backed-securities-loan-facility-faq>.

Golub Capital Partners TALF 2020-1, L.P. Page 2

Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Draft Indenture (as defined herein). The procedures and associated findings relating to the procedures are included in Attachment A.

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. We were not engaged to and did not conduct an examination or review, the objective of which would be the expression of an opinion or conclusion, respectively, on the compliance of the Notes with the TALF Eligibility Criteria. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

The procedures in Attachment A were limited to comparing certain information that is further described in Attachment A with respect to the Issuer’s Notes and portfolio of middle market loans and participation interests (the “Collateral Obligations”) on electronic data files and related file layouts prepared by the GC Investment Management LLC (the “Collateral Manager”) pursuant to an indenture to be dated as of the Closing Date among the Issuer, Golub Capital Partners TALF 2020-1, LLC (the “Co-Issuer” and, together with the Issuer, the “Co-Issuers”), Golub Capital Partners TALF 2020-1 GP, Ltd. (the “General Partner”) and the Trustee, a draft copy of which we received from the Collateral Manager dated as of 29 September 2020 (the “Draft Indenture”).

We:
•	performed no procedures on any other information on the Data Files (as defined in Attachment A),
•
were not requested to perform, and we have not performed, any further procedures other than those listed in Attachment A with respect to the preparation or verification of any of the information set forth on the Data Files (as defined in Attachment A) and

•
have not performed any procedures on the Source Documents (as defined in Attachment A) and we make no representations as to the accuracy, completeness or reasonableness of any information obtained or provided to us.

We make no representations and express no opinion as to:
•	the existence of the Collateral Obligations,
•	legal or tax interpretation of the Draft Indenture or Draft Offering Document (as defined in Attachment A),
•	the sufficiency of the requirements of the Draft Indenture,
•	the accuracy, completeness or reasonableness of the assumptions and methodologies,
•	the accuracy, completeness or reasonableness of the information provided to us by the Collateral Manager, on behalf of the Responsible Party,
•	the fair value of the Notes,
•	compliance with Rule 15ga-2 of the Securities Exchange Act of 1934, or
•	the accuracy of the information obtained from a third-party data, news and analytics vendor (the “Data Vendor”).

A member firm of Ernst & Young Global Limited

Golub Capital Partners TALF 2020-1, L.P. Page 3

The procedures performed were not intended to address, nor did they address: (i) the conformity of the origination of the Collateral Obligations to stated underwriting or credit extension guidelines, standards, criteria, or other requirements, (ii) the value of collateral securing any such Collateral Obligation being securitized, (iii) the compliance of the originator of the Collateral Obligations with federal, state, and local laws and regulations, or (iv) any other factor or characteristic of the Collateral Obligations that would be material to the likelihood that the Issuer of the Notes will pay interest and principal in accordance with applicable terms and conditions. The procedures performed were not intended to satisfy any criteria for due diligence published by a nationally recognized statistical rating organization (“NRSRO”).

This report does not constitute a legal determination as to the Issuer’s compliance with the TALF Eligibility Criteria or the Draft Indenture’s specified requirements. We undertake no responsibility to update this report for events and circumstances occurring after the date of this report.

This report is intended solely for the information and use of the Specified Parties. It is not intended to be and should not be used by anyone other than the Specified Parties, including investors and rating agencies, who are not identified as Specified Parties but who may have access to this report as required by law or regulation.

/s/ Ernst & Young LLP

New York, New York

13 October 2020

A member firm of Ernst & Young Global Limited

Attachment A

Procedures we performed and our associated findings:

The Collateral Manager indicated that the Collateral Obligations on the Data Files (as defined herein) represent the Collateral Obligations that the Issuer has purchased or entered into binding commitments to purchase as of the Issuer’s Closing Date (as defined in the Draft Indenture).

For the purposes of the procedures described in this report, the Collateral Manager, on behalf of the Responsible Party, provided us with the following information:

a.	Electronic data files and related file layout that contain information on the Notes and the Collateral Obligations as of 12 October 2020 (the “Cut-off Date”),
b.	A copy of the Draft Indenture,
c.	A draft copy dated as of 30 September 2020 of the preliminary offering circular for the Issuer’s Notes (the “Draft Offering Document”),
d.	Copies of certain Collateral Obligations’ preliminary or final credit agreements and amendments or supplements thereto (each, a “Credit Agreement”),
e.	Copies of financial statement reports (each, a “Financial Statement”) for obligors of certain Collateral Obligations,
f.
Certain financial information (the “Financial Details”) for obligors of certain Collateral Obligations, including whether or not certain Collateral Obligations are current on principal and interest payments as of the Cut-Off Date, which the Collateral Manager indicated is from their internal books and records and

g.	Instructions, assumptions and methodologies (the “Assumptions”), which are shown on the attached Exhibit 1 of Attachment A.

The source document information provided by the Collateral Manager, on behalf of the Responsible Party, including any Data Source or Additional Data Source (both as defined herein), is collectively referred to herein as the “Source Documents.”

A member firm of Ernst & Young Global Limited

Attachment A

The procedures we performed and our associated findings were as follows:
1.
We obtained from the Collateral Manager, on behalf of the Responsible Party, electronic data files and related file layouts containing information on the Notes and the Collateral Obligations as of the Cut‑off Date. We compared the Characteristics (as defined herein) and Derived Characteristics (as defined herein) information indicated below, as shown on these electronic data files, to the corresponding information on the Source Documents as indicated below and the Collateral Manager adjusted the information on these electronic data files to correct for differences we identified in performing the procedures described below, subject to any qualifications and exceptions stated in the Assumptions on Exhibit 1 to Attachment A. The electronic data files, as so adjusted, are herein referred to as the “Data Files”.

2.
We compared the following characteristics (the “Characteristics”) for the Notes as provided by the Collateral Manager, on behalf of the Responsible Party, with the corresponding information we obtained or recalculated on or after the Cut-off Date using certain Assumptions on Exhibit 1 to Attachment A and the following data sources listed below (each, a “Data Source”). Where more than one Data Source is listed for a Characteristic, the Responsible Party and the Collateral Manager instructed us to note agreement if the value for the Characteristic agreed with the corresponding information on at least one of the Data Sources that are listed for such Characteristic. We performed no procedures to reconcile any differences that may exist between various Data Sources for any of the Characteristics.

Characteristics	Data Sources
Collateral Manager Domicile	Draft Offering Document
Collateral Manager Principal Place of Business	Draft Offering Document, Data Vendor

In performing this procedure, differences that appeared to be due to abbreviation, truncation or punctuation were deemed to be in agreement.

3.
For each Collateral Obligation, we compared the characteristics listed in the table below (the “Derived Characteristics”), as provided by the Collateral Manager, on behalf of the Responsible Party, with the corresponding information we obtained or recalculated on or after the Cut-off Date using certain Assumptions on Exhibit 1 to Attachment A and the following additional data sources listed below (each, an “Additional Data Source”). Where more than one Additional Data Source is listed for a Derived Characteristic, the Responsible Party and the Collateral Manager instructed us to note agreement if the value for the Derived Characteristic agreed with the corresponding information on at least one of the Additional Data Sources that are listed for such Derived Characteristic. We performed no procedures to reconcile any differences that may exist between various Additional Data Sources for any of the Derived Characteristics.

Derived Characteristics	Additional Data Sources
Obligor Name	Credit Agreements
Lead Arranger Domicile	Credit Agreements, Data Vendor

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Attachment A

3. (continued)

Derived Characteristics	Additional Data Sources
Co-Arranger Domicile[2]	Data Vendor
Domicile of Obligor	Credit Agreements
Origination/Refinancing Date on or after January 1, 2019 (Y/N)[3]	Credit Agreements
Collateral Type (Loans) (Y/N)[3]	Credit Agreements
Collateral Type (ABS (Cash or Synthetic)) (Y/N)[3]	Credit Agreements
Collateral Type (Commercial Real Estate) (Y/N)[3]	Credit Agreements
Collateral Obligations EBITDA (as of latest available reporting period)[4]	Financial Statements
Current on principal and interest payments (as of the Cut-off Date) (Y/N)[3,5]	Financial Statements, Financial Details
Senior Secured (Y/N)[3]	Credit Agreements

All Derived Characteristics were in agreement. In performing this procedure, differences that appeared to be due to abbreviation, truncation or punctuation were deemed to be in agreement.

2 For the purpose of comparing this Derived Characteristic, we only compared the country of such Collateral Obligation’s co‑arranger for Collateral Obligations with a co-arranger domiciled in the USA.
3 For the purpose of comparing this Derived Characteristic, the Collateral Manager, on behalf of the Responsible Party, represented that the value “Y” represents any value that satisfies the corresponding Derived Characteristic.
4 For the purpose of comparing this Derived Characteristic, the Collateral Manager, on behalf of the Responsible Party, represented that each Financial Statement provided was as of the latest available reporting period for such Collateral Obligation.
5 For the purpose of comparing this Derived Characteristic, the Collateral Manager, on behalf of the Responsible Party, deemed the information provided in the Financial Statements and/or Financial Details represents the most current information for each Collateral Obligation and indicated that they are not aware of any changes regarding the result of this Derived Characteristic since the date of such Financial Statements and/or Financial Details, as applicable, to the Cut-Off Date.
A member firm of Ernst & Young Global Limited

Attachment A

4.
Using the applicable information on the Data Files, the TALF Eligibility Criteria and information in the Indenture, we recalculated the following items as a percentage of the total aggregate principal balance of all Collateral Obligations and (a) compared and agreed our results to the corresponding information provided by the Collateral Manager, on behalf of the Responsible Party, and (b) compared and agreed that the results to the limitations set forth in the table below provided by the Collateral Manager, on behalf of the Responsible Party, were within such stated limitations. In performing this procedure, differences that are within +/-0.01% are deemed to be in agreement.

Description of Recalculated Attribute	Threshold	Recalculated Value
Collateral Obligations secured by commercial real estate	Zero	0.00%
Collateral Obligations secured by ABS (cash or synthetic)	Zero	0.00%
Senior Secured Loans	100%	100.00%
Collateral Obligations current on principal and interest	100%	100.00%
Collateral Obligations arranged by a lead or a co-lead arranger that is a U.S. organized entity (including a U.S. branch or agency of a foreign bank	Greater than or equal to 95%	100.00%
Collateral Obligations that are U.S.-domiciled obligors	Greater than or equal to 95%	98.58%
Collateral Obligations originated/refinanced on or after January 1, 2019	Greater than or equal to 95%	100.00%
Percentage of Collateral Obligations with EBITDA of less than $10,000,000	Zero	0.00%
Percentage of Second Lien Loans	Less than or equal to 10%	0.00%
Percentage of DIP Collateral Obligations	Less than or equal to 7.5%	0.00%
Percentage of Collateral Obligations that are covenant lite loans	Less than or equal to 10%	0.00%
Percentage of Collateral Obligations with the single largest obligor	Less than or equal to 4%	4.00%

We performed no other procedures on any other information on the Notes, Collateral Obligations or the Data Files. Unless otherwise specified in this report, the foregoing procedures were limited to a comparison of information or recalculation of specified calculations applicable to the information, amounts and percentages provided to us.

A member firm of Ernst & Young Global Limited

Exhibit 1

Assumptions

(refer to Items 1., 2. and 3.)

1.
The Collateral Manager, on behalf of the Responsible Party, indicated that the Collateral Obligations on the Data Files represent the Collateral Obligations that the Issuer has purchased or entered into binding commitments to purchase as of the Issuer’s Closing Date.

2.
For the purpose of comparing the “Collateral Manager Domicile” Characteristic, the Collateral Manager, on behalf of the Responsible Party, indicated that such location represents the country of the business address of the Collateral Manager.

3.
For the purpose of comparing the “Collateral Manager Principal Place of Business” Characteristic, the Collateral Manager, on behalf of the Responsible Party, indicated that such location represents the country of the majority of operations of personnel supporting the Collateral Manager.

4.
For the purpose of comparing the “Collateral Obligations EBITDA (as of latest available reporting period)” Derived Characteristic, the Collateral Manager, on behalf of the Responsible Party, indicated that the values under the “EBITDA” column on the Data Files are rounded to the nearest thousand.

5.
For the purpose of comparing the “Origination/Refinancing Date on or after January 1, 2019 (Y/N)” Derived Characteristic, the Collateral Manager, on behalf of the Responsible Party, instructed us to use the closing date per the respective original Credit Agreement, unless an amendment was executed that refinanced, upsized or restructured such Collateral Obligation, in which case then the closing date per the amendment is to be used.

6.
For the purpose of comparing the “Co-Arranger Domicile” Derived Characteristic, the Collateral Manager, on behalf of the Responsible Party, instructed us to use “USA” as the corresponding result if any of the Collateral Obligations with a Co-Arranger on the Data Files has a Co‑Arranger that is domiciled in the USA.

7.
For the purpose of comparing the “Current on principal and interest payments (as of the Cut‑off Date) (Y/N)” Derived Characteristic, the Collateral Manager, on behalf of the Responsible Party, instructed us to use “Y” as the corresponding result if the Financial Statements and/or Financial Details, as applicable, for the obligor of such Collateral Obligation was not listed as being in “Default or Event of Default” or “Defaulted”.

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